Exhibit 99.2


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                            Daniel S. Loeb
                                             390 Park Avenue
                                             New York, NY 10022


Date of Event Requiring Statement:           02/12/07
Issuer and Ticker Symbol:                    AEP Industries Inc. (AEPI)
Relationship to Issuer:                      (1)
Designated Filer:                            Third Point LLC


TABLE I INFORMATION

Title of Security:                           Common Stock
Transaction Date                             02/12/07
Transaction Code                             S
Amount of Securities and Price               2,900 at $46.80 per share
Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
     Following Reported Transactions         1,125,800
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)


Title of Security:                           Common Stock
Transaction Date                             02/13/07
Transaction Code                             S
Amount of Securities and Price               5,600 at $47.18 per share
Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
     Following Reported Transactions         1,120,200
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)


Signature                                    DANIEL S. LOEB


                                             By: /s/ Justin Nadler
                                                --------------------------------
                                                Name:   Justin Nadler
                                                Title:  Attorney-in-Fact


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                             JOINT FILER INFORMATION



Name and Address:                            Third Point Offshore Fund, Ltd.
                                             c/o Walkers SPV Limited
                                             Walker House, Mary Street
                                             P.O. Box 908GT
                                             George Town, Grand Cayman
                                             Cayman Islands, British West Indies


Date of Event Requiring Statement:           02/12/07
Issuer and Ticker Symbol:                    AEP Industries Inc. (AEPI)
Relationship to Issuer:                      10% Owner
Designated Filer:                            Third Point LLC


TABLE I INFORMATION

Title of Security:                           Common Stock
Transaction Date                             02/12/07
Transaction Code                             S
Amount of Securities and Price               2,000 at $46.80 per share
Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
     Following Reported Transactions         799,600
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     N/A


Title of Security:                           Common Stock
Transaction Date                             02/13/07
Transaction Code                             S
Amount of Securities and Price               4,000 at $47.18 per share
Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
     Following Reported Transactions         795,600
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     N/A


Signature                                    THIRD POINT OFFSHORE FUND, LTD.

                                             By:  DANIEL S. LOEB, Director


                                             By: /s/ Justin Nadler
                                                --------------------------------
                                                Name:   Justin Nadler
                                                Title:  Attorney-in-Fact